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                                                                   EXHIBIT 10.12


                     FIFTH AMENDMENT TO GUARANTY AGREEMENTS


         This Fifth Amendment to Guaranty and Suretyship Agreement is made and entered into as of the 31st day of January 2001, by and between AmSouth Bank, successor by merger to First American National Bank (the "Lender") and the undersigned (the "Guarantor").

                                   WITNESSETH:

         WHEREAS, the Lender has made a line of credit available to Helicon, Inc., a California not-for-profit corporation (the "Borrower"), as evidenced by a Master Note for Business and Commercial Loans dated October 30, 2000, in the original principal amount of $1,500,000 (the "Expiring Note"); and,

         WHEREAS, the Guarantor has guaranteed repayment of the indebtedness evidenced by the Expiring Note pursuant to a Guaranty and Suretyship Agreement dated January 29, 1996, and pursuant to a Continuing Guaranty Agreement dated October 30, 2000 (collectively, and as each of the foregoing may have been amended from time to time, the "Guaranty Agreements"); and,

         WHEREAS, the Borrower has requested that the Lender renew the indebtedness evidenced by the Expiring Note, and the Lender has agreed to do so, subject to, among other things, execution of this Amendment; and,

         NOW, THEREFORE, the parties hereto agree as follows:

         1. "Obligations" and/or "Liabilities" as used in the Guaranty Agreements, shall include, without limitation, the indebtedness evidenced by the Fifth Amended Master Secured Promissory Note dated as of January 31, 2001, in the original principal amount of $1,500,000, made by Borrower and payable to Lender, together with all renewals, extensions and modifications thereof.

         2. The Guarantor hereby restates and ratifies each of the terms, covenants and warranties contained in the Guaranty Agreements, as amended hereby, and acknowledges that such terms, covenants and warranties, as amended hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first above written.

AMSOUTH BANK                                 CHILDREN'S COMPREHENSIVE
                                             SERVICES, INC.


BY:      /s/ Allison H. Jones                BY:    /s/ Donald B. Whitfield
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TITLE:     VP                                TITLE: VP Finance - CFO
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